COLT 2022-7 ABS-15G

Exhibit 99.22

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Wipro Opus Risk Solutions, LLC

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Executive Narrative

June 28, 2022

Performed by

Wipro Opus Risk Solutions, LLC

For

LSRMF Acquisitions II, LLC

This report summarizes the results of a due diligence review performed on a pool of 29 loans. 29 of the loans in this pool were purchased by LSRMF Acquisitions II, LLC (Customer) from a client of Wipro Opus Risk Solutions, LLC (Consultant). LSRMF Acquisitions II, LLC (Customer) provided Wipro Opus Risk Solutions, LLC (Consultant) with a data tape, which represented a 100% sample, and loaded into the Paragon® underwriting software. Consultant performed a detailed compliance and credit review on all loans.

As detailed herein, 16 of the 29 loans were DSCR loans and are re-underwritten in accordance with the lender guidelines for DSCR loans in terms of Exhibit B. The pool contains 12 of the 29 non-QM credit/compliance loans they were underwritten to the lender guidelines under the terms of Exhibit A.

Opus was established in 2005. Opus was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

EXHIBIT A

1.         Credit Qualification

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review will consist of the following:

a)	Guidelines: Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.

b)	Employment: Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.

c)	Income: Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.

d)	Assets: Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.

e)	Debt Ratio: Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.

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f)	Property Valuation: Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.

g)	Loan-to-Value Ratio: Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.

h)	Credit History: Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.

i)	Credit Scores: Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines.

j)	Compensating Factors: Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.

2.         Document Review

A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:

a) Collateral Docs

•	Title Commitment / Policy: Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.

•	Mortgage Note / Security Instrument: Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.

•	Mortgage / Deed of Trust: Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly executed. If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording. If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.

•	Conveyance Deed: Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.

b) Closing Docs

•	Final Hud-1 Settlement Statement: If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.

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•	Final Truth-in-Lending Disclosure: If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.

•	Notice of Right to Cancel: If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.

•	Loan Estimate: If required verify the presence of the current Loan Estimate (LE) at the time of origination

•	Closing Disclosure: If required verify the presence of the current Closing Disclosure (CD) at the time of origination.

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c) Credit Docs

•	Loan Application: Verify the presence and completeness of both the initial and final loan applications.

•	Underwriting Worksheet: Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.

•	Credit Report: Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.

•	Housing Payment History: In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.

•	Letters of Explanation: When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

•	Gift Letters: When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.

•	Income Documentation: Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.

•	Asset Documentation: Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

•	Property Valuation Tools: Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.

•	Proof of Insurance: Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

3.        Regulatory Compliance

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending. The review is conducted using both Paragon and Compliance Ease.

If applicable, the regulatory compliance review will be conducted in line with the most recently dated Structured Finance Association (SFA) TRID Compliance Review Scope.

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a.	Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23): Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s).

b.	Federal Truth in Lending Act/ Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23):  Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s). Further, a review of proper rescission model form usage will be conducted in accordance with Circuit Court ruling methodology related to use of the H8 vs. H9 forms on same lender rescindable transactions. A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. Wipro Wipro Opus will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.

1.	Business Days as Defined by Regulation Z

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

c.	MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

i.	Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application

ii.	No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures

iii.	7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing

iv.	3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.

v.	APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

d.	Home Ownership Equity Protection Act (HOEPA) testing, to include:

i.	APR test [HOEPA (§1026.32(a)(1))] ]

ii.	If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on: (1) a six-month window prior to closing date for

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missing application date; and (2) all dates between application and closing for missing rate set date. A condition should be set to identify that the application date or rate lock date is missing and that alternative (look-back) testing was utilized. Other evidence in the file (e.g. date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined by the Client on a case by case basis.

iii.	Points and Fees test [HOEPA (§1026.32(a)(2))]

iv.	Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)

v.	Review and confirm documentation type (i.e. full, stated, no ratio)

vi.	Review for evidence of prepayment penalty

vii.	Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement to be verified for all covered loans.

e.	Federal Higher Priced Mortgage Loan Testing, to include:

HPML(§1026.35(a)(1))] - A loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens.

Escrow Requirement - Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction. A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

HPML Appraisal Rule - An HPML designation also requires additional appraisal requirements. Requirements include:

•	Three-day disclosure from application of the right to a free copy

•	Written appraisal from certified or licensed appraiser

•	Interior inspection

•	Delivery of copies no later than three days prior to consummation

•	If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:

•	The difference in the original sales price and the subsequent sales price

•	Changes in market conditions

•	Property improvements

There is additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

f.	RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X. The RESPA/Regulation X review will consist of the following:

•	Good Faith Estimate (GFE):

•	Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including the presence of the current GFE form in effect at the time of origination.

•	Verify the GFE was provided to the borrower(s) within three days of “Application”.

•	Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:

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1.	Borrower(s) First and Last Name

2.	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)

3.	Subject Property Address (including “To Be Determined”)

4.	Mortgage Loan Amount Sought

5.	Estimation of Property Value

6.	Monthly Income

7.	Any other requirement as defined in the lender’s policies and procedures

•	Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.

•	Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

•	Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)

•	Change of Circumstance Definition:

1.	Acts of God, war, disaster or other emergency;

2.	Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;

3.	New information particular to the borrower or transaction that was not relied on in providing the GFE; or

4.	Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems

5.	In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.

6.	Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”

•	Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

○	Confirm the presence of the current applicable Final HUD-1 form

○	Confirm the Final HUD-1 accurately lists all broker and YSP fees.

•	Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

(1) Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:

(a) Origination Charge

(b) Credit or Charge for Interest Rate Chosen

(c) Adjusted Origination Charge

(d) Transfer Taxes

(2) Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:

(a) Lender-required settlement services (lender selects third-party provider);

(b) Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and

(c) Government recording charges

•	Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1

•	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to

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•	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1

•	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

g.	QM / ATR (Qualified Mortgage / Ability to Repay)

QM/ ATR (qualified mortgage / ability to repay) dodd frank review (loans with application date on or after 01/10/2014) covers Legacy QM Rules (applications on or after 01/10/2014) – elective compliance date of Revised QM Rules (applications on or after 3/1/2021) and mandatory of Revised QM Rules (applications on or after 10/1/2022)

Ability-to-Repay

Supplier shall incorporate checkpoints for the ATR’s eight verification steps for any origination QC work in accordance with 12 CFR 1026.43 (c). Supplier has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.

As a part of any ATR check, consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass:

•	Income and assets
•	Current employment status
•	Monthly qualifying mortgage payment for the proposed loan
•	Monthly qualifying mortgage payment for the simultaneous loan
•	Monthly payment on the same property for payments for taxes, insurance and HOA, etc.
•	Debts, alimony and child support
•	Qualifying monthly DTI and residual income
•	Credit history

If all the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.

ATR results will be reported as ATR-Pass, ATR-Fail or ATR-Exempt. This reporting is in addition to the existing credit and compliance related reporting by Supplier.

Qualified Mortgage

Supplier’s scope includes review of all available QM types in accordance with 12 CFR 1026.43(e)(2),(e)(3) and (e)(4).

•	Legacy QM (for applications taken on or after January 10, 2014 until September 30, 2022);
•	Revised QM (for applications taken on or after March 1, 2021);
•	Agency QM (for applications taken on or after January 10, 2014 until June 30, 2021);
•	Agency QM with APOR (for applications taken on or after July 1, 2021); and
•	Government QM (for applications taken on or after January 10, 2014); and

Generally Applicable Factors. The following factors are reviewed for Legacy, Revised and Agency QM categories:

•	Regular Payments. Provides for regular periodic payments that are substantially equal, except for the effect of certain interest rate changes for adjustable or step rates.
•	Term. Loan term does not exceed 30 years.

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•	Points and Fees. Points and fees do not exceed the applicable threshold for the appropriate loan amount.

○	QM Rules Points and Fees Testing. In accordance with 12 CFR 1026.43(b)(1), points and fees include:

▪	Finance charges, unless excluded;
▪	The portion of upfront private mortgage insurance that exceeds FHA premiums;
▪	Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Supplier does not review lender or broker compensation programs as part of its QM testing;
▪	Real estate-related fees if the creditor receives direct or indirect compensation in connection with the fee or charge, the fee or charge is paid to a creditor affiliate or the fee or charge is not reasonable;
▪	Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments;
▪	Maximum prepayment penalty; and
▪	Prepayment penalty paid in a refinance.

○	Points and fees exclude:

▪	Interest;
▪	Bona fide third-party charges not retained by the creditor;
▪	Government mortgage insurance premiums;
▪	Private mortgage insurance premiums up to an amount equal to government insurance premiums;
▪	Up to two bona fide discount points if the interest rate before the discount does not exceed APOR by 1%; if no discount points excluded up to one bona fide discount point if the loan’s interest rate before the discount does not exceed APOR by 2%; and
▪	Sellers points.

○	In accordance with 12 CFR 1026.43(e)(3), a loan is a QM loan if the points and fees do not exceed (values marked with “*” are indexed for inflation):

▪	3 percent of the total loan amount for a loan greater than or equal to $100,000;*
▪	$3,000* for a loan greater than or equal to $60,000* but less than $100,000;*
▪	5 percent of the total loan amount for a loan greater than or equal to $20,000* but less than $60,000;*
▪	$1,000* for a loan greater than or equal to $12,500* but less than $20,000;*
▪	8 percent of the total loan amount for a loan less than $12,500*

Legacy QM

In addition to the Generally Applicable Factors above, all Legacy QM loans must meet the following in accordance with 12 CFR 1026.43(e)(2):

•	Monthly Payment. The amount of the monthly payment on the loan is calculated using the maximum rate that may apply during the first five years and considers the monthly payment for simultaneous loans and mortgage obligations.
•	Appendix Q. Considers and verifies income assets and debt in accordance with Appendix Q.
•	DTI. The DTI ratio of total monthly debt to total monthly income does not exceed 43 percent.
•	Verified. Only verified amounts will be included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

Revised QM

In addition to the Generally Applicable Factors above, all Revised QM loans must meet the following in accordance with 12

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CFR 1026.43(e)(2), as amended:

•	Monthly Payment. The amount of the monthly payment on the loan is calculated using the maximum rate that may apply during the first five years and considers the monthly payment for simultaneous loans and mortgage obligations.
•	Consider and Verify. The creditor considers and verifies the consumer’s current or expected income and assets and debt and his DTI or residual income
•	As part of the “consider” requirement, Supplier will review the (i) creditor’s policies and procedures provided by Client, as well as any exceptions thereto, for how the creditor takes into account the underwriting factors enumerated above, and (ii) the documentation retained by creditor, such as an underwriting worksheet or a final automated underwriting system certification, showing how the creditor took these factors into account in its ability-to-repay determination.
•	Consider and Verify Safe Harbor. Creditor is deemed to have complied with this “verify” requirement if it complies with the verification standards in one or more of these following agency manuals:
▪	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
▪	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
▪	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single-Family Housing Policy Handbook, issued October 24, 2019;
▪	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
▪	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
▪	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single-Family Guaranteed Loan Program, revised March 19, 2020.
▪	For purposes of compliance with verification safe harbor, a creditor must comply with only those provisions in the manuals that require creditors to verify income, assets, debt obligations, alimony and child support using specified documents or to classify and count particular inflows, property, and obligations as income, assets, debt obligations, alimony, and child support.
▪	Revised versions of manuals. A creditor also complies with the verification safe harbor where it complies with revised versions of the manuals listed above provided that the two versions are substantially similar.

•	The Revised QM Rule permits the creditor to “mix and match” verification standards from different agency manuals. Supplier will test the creditor’s “verification” of third- party records in instances when the creditor either uses (i) its own procedures or alternatively, (ii) the verification standards of one or more of the agency handbooks listed above.

Note: The creditor (or client, as the case may be,) must provide written policies and procedures and related documentation such as underwriter worksheets in order for Supplier to review loans under the Revised QM Rules, and in particular, with regard to the “consider” and “verify” requirements. Further, if the creditor (or client, as the case may be) intends to use the verification safe harbor, its written policies and procedures must specify the precise agency handbook(s) that it is relying on with specific references to the particular provisions addressing income, assets, debt obligations, alimony and child support using specified documents or to classify and count particular inflows, property, and obligations as income, assets, debt obligations, alimony, and child support. In addition, Supplier is not responsible for determining whether revised versions of the manuals listed above are “substantially similar” for purposes of the verification safe harbor; such a determination of the sole responsibility of the creditor (or client, as the case may be).

Note: Due to the inherent subjectivity of the foregoing “consider” and “verify” requirements, Supplier will review the creditor’s (or client’s, as the case may be) (i) policies and procedures and worksheets and (ii) methods and criteria for verification of income and assets (regardless of whether the “safe harbor” is utilized) for content only, and will not opine whether such policies and procedures, worksheets and verification methods and criteria themselves comply with applicable law, and cannot guarantee that a court, governmental regulator, rating agency or another third party diligence provider would reach the same conclusions using such work product.

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•	APOR. The APR on the loan does not exceed the threshold for the loan amount (values marked with “*” are indexed for inflation):

○	For a first-lien loan with a loan amount greater than or equal to $110,260,* 2.25% or more percentage points;

○	For a first-lien loan with a loan amount greater than or equal to $66,156* but less than $110,260*, 3.5% or more;

○	For a first lien loan with a loan amount less than $66,156,* 6.5 or more percentage points;

○	For a subordinate-lien loan with a loan amount great than or equal to $66,156*, 3.5 or more percentage points; and

○	For a subordinate-lien loan with a loan amount less than $66,156*, 6.5 or more percentage points.

•	APOR – Safe Harbor & Rebuttable Presumption:

○	Safe Harbor – For a first lien loan, APR does not exceed the APOR for a comparable transaction by 1.5 percentage points or more as of the date the interest rate is set

○	Rebuttable Presumption – For a first lien loan, APR exceeds the APOR for a comparable transaction by 1.5 percentage points or more but by less than 2.25 percentage points as of the date the interest rate was set

Note: There are higher thresholds for loans with smaller loan amounts, for subordinate-lien transactions, and for certain manufactured housing loans—all of which will be tested by Supplier

•	Short Term ARMs. The APR used on short term ARMs of five years or less uses the maximum rate for the entire term of the loan.

Failing the above tests, results in returning an overall Revised QM status of Fail.

Agency QM (Fannie Mae/Freddie Mac)

In addition to the Generally Applicable Factors above, all Agency QM loans must be eligible for sale to Fannie Mae or Freddie Mac in accordance with 12 CFR 1026.43(e)(4)(ii)(A). The selling guides for the agencies include:

•	LTV / CLTV

•	DTI – using the same calculation guidelines as QM

•	Credit Score

•	Reserves

•	Maximum Loan Amount

•	Maximum Cash Out

•	Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Supplier will note the failure. Customized reporting is available to support Customer requirements for specific loan conditions.

Agency QM with APOR

Meets the test for “Agency QM” and the APOR test applicable for Revised QM in accordance with 12 CFR 1026.43(e)(2), as amended.

Government QM

In accordance with 12 CFR 1026.43(e)(4)(B),(C),(D) and (E), a Government QM is defined as a qualified mortgage by the U.S. Department of Housing and Urban Development under 24 CFR 201.7 and 24 CFR 203.19, the U.S. Department of Veterans Affairs under 38 CFR 36.4300 and 38 CFR 36.4500, or the U.S. Department of Agriculture under 7 CFR 3555.109. The guidelines include:

•	LTV / CLTV

•	DTI – using the same calculation guidelines as QM

•	Credit Score

•	Reserves

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•	Maximum Loan Amount

•	Maximum Cash Out

•	Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Supplier will note the failure. Customized reporting is available to support Customer requirements for specific loan conditions.

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Safe Harbor for QM

For first-lien transactions, a loan receives a conclusive presumption that the consumer had the ability to repay (and hence receives the “safe harbor” presumption of QM compliance) if the APR does not exceed the APOR for a comparable transaction by 1.5 percentage points or more as of the date the interest rate is set. A first-lien loan receives a “rebuttable presumption” that the consumer had the ability to repay if the APR exceeds the APOR for a comparable transaction by 1.5 percentage points or more but by less than 2.25 percentage points. There are higher thresholds for loans with smaller loan amounts, for subordinate-lien transactions, and for certain manufactured housing loans—all of which will be tested by Consultant.

QM/ATR Reporting (Covers both Legacy and Revised QM Rules as Applicable)

For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:

(1) QM/TQM-ATR Pass / Non-HPML	[QM or TQM – Pass / HPML – No]
(2) Q M/TQM-ATR Pass / HPML	[QM or TQM – Pass / HPML – Yes]
(3) ATR Fail / Non-HPML	[QM or TQM – Fail / HPML – No]
(4) ATR Fail / HPML	[QM or TQM - Fail / HPML – Yes]
(5) Non-QM / Compliant	[Non-QM or TQM Loan, Exempt / ATR – Compliant]
(6) Non-QM / Noncompliant	[Non-QM or TQM Loan, Exempt / ATR – Noncompliant]
(7) Not Covered – / Exempt	[QM or TQM – Exempt / ATR – Exempt]

As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

For Legacy QM Rules Higher Priced Covered Transaction – QM APR

Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

h.	Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

i.	Seasoning And Certain Compliance Exceptions

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Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

TILA RESPA Integrated Disclosure Statement of Work

Eligibility

The following criteria are used in determining whether TRID applies:

•	The Application Date is October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).
•	The Loan Purpose and Property Type includes a closed-end mortgage secured by real estate:
○	Purchase

○	Refinance (Cash Out or Rate Term)

○	Construction and Construction to Permanent Financing

○	SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)

•	The Loan Purpose and Property Type does not include:
○	HELOCs

○	Reverse mortgages

○	Dwellings that are not attached to real property

○	Mobile homes, where the consumer does not own the land,

•	For purposes of determination of Occupancy, TRID applies to loans for owner occupied, second home and vacant land.
•	Wipro Opus will apply the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.

(a) Please be aware that TILA contains a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Wipro Opus will not test such loans for TRID compliance.

Loan Estimate (″LE″)

1.	Initial LE

•	Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(1)(b) If the LE does not contain a signature line for the consumer’s confirmation of receipt, then Wipro Opus will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.
•	Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:
•	Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.
•	General loan information and loan terms sections completed and formatting is accurate.
i.	Verify loan term, purpose, and product descriptions follow the prescribed format.

ii.	Verify all applicants applying for credit, as disclosed on the application, are listed on the LE

•	“Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.
•	If rate is locked, were lock expiration date, time and time zone disclosed.
•	Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.

•	Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.

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•	The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.
•	Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.
•	It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information.
•	Any addenda found in file listing ADDITIONAL fees for sections other than Section C
•	If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.
•	If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.
•	The Comparison section is complete and accurate as follows:
•	In 5 Years calculations for Total of Payments (TOP) and Total Principal Paid are accurate based on the terms and fees disclosed on page 1 and 2 of the LE.
•	APR is accurate within tolerance based on the terms disclosed on the LE
•	Total interest Percentage (TIP) is accurate based on the loan terms disclosed on the LE.
•	Rounding rules verified as per 1026.37(o)(4).
•	Other Considerations Section is complete

2.	Revised LEs

If there has been a revision to the LE, validate that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock. Review as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:

○	Changed Circumstance affecting settlement charges
○	Change Circumstance affecting eligibility
○	Revisions requested by the consumer
○	Interest rate dependent charges
○	Expiration of the LE and
○	Delayed settlement date on a construction loan
○	Timing Requirement for LE 7 days prior to consummation

3.	Determination of Final Binding LE

•	Review and analyze each LE in file to determine final Binding LE. If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]
•	Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

If the LE does not contain a signature line for the consumer’s confirmation of receipt, then Wipro Opus will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.

•	Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:
•	Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.
•	General loan information and loan terms sections completed and formatting is accurate.
•	Verify loan term, purpose, and product descriptions follow the prescribed format.
•	Verify all applicants applying for credit, as disclosed on the application, are listed on the LE

“Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate

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based on the terms disclosed on the LE.

•	If rate is locked, were lock expiration date, time and time zone disclosed.
•	Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.
•	Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.
•	The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.
•	Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.
•	It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information

Any addenda found in file listing ADDITIONAL fees for sections other than Section C

•	If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.
•	If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.
•	The Comparison section is complete.
•	Rounding rules verified as per 1026.37(o)(4).
•	Other Considerations Section is complete

4.	Written List of Providers (“WLSP”)

If the lender places fees in the Services You Can Shop For category, verify that the file contains a Written List of Providers provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers is not provided, the fees will be treated as a 10% Tolerance fee but a finding for missing service provider list will be noted. If a written list of service providers is provided outside of three (3) days of the application date, the fees will be treated as a 10% Tolerance fee but a finding for a service provider list being provided outside of three (3) days from application will be noted.

5.	Variance tests

Utilize one (1) of the following Variance Categories in performing variance tests:

Zero Tolerance/Variance* - A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases include:

•	Fees paid to the lender, broker or an affiliate of either lender or broker [fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];
•	Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and
•	Transfer taxes.
•	Lender Credits

Any fees that increase on the CD and are paid at closing by someone other than the borrower (e.g. seller or other third party) should be treated as borrower-paid for purposes of the tolerance calculations in 12 CFR § 1026.19(e)(3)(i) – (iii). For example, if a $500 appraisal fee (for which the borrower could not shop) was disclosed on the LE as paid by the borrower or in part by the seller, and the fee subsequently increases to $750 on the CD, the $250 increase must be considered, and a tolerance refund of $250 will be due to the borrower unless the increase had been re-disclosed subject to a valid changed circumstance. However, if a fee is not disclosed on the LE, or only the portion that is borrower-paid is disclosed on the LE, there is no tolerance violation (a) if there is evidence in the file to show that the fee was intended to be paid by the seller in full or in part (e.g. fee is addressed in the purchase contract and the amount to be paid by the seller on the CD corresponds with the contract) or (b) if the fee is known to be a fee that is the responsibility of the seller (i.e. a transfer tax in which local law/regulation provides that the seller is responsible for the fee). Fees paid by the lender should be reviewed for compliance with 12 CFR § 1026.19(e)(3)(i) (i.e. fees that increase and are subject to an increased lender credit do not

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constitute a violation, but a decreased lender credit that was not re-disclosed subject to a valid changed circumstance is a violation and will require a refund).

10% Tolerance/Variance* – A finding will be cited if the aggregate of the charges increase by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases include:

•	Recording fees; and
•	Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.
•	Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero tolerance fee.
•	Client considers seller-paid fees or fees paid by third-parties as borrower-paid for the purposes of tolerance calculations in 12 CFR §1026.19(e)(3)(i) – (iii) as detailed in section (5) Variance tests (v)

No Tolerance/Unlimited – No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:

•	Prepaid interest;
•	Property insurance premiums;
•	Impounds/Escrows;
•	Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and
•	Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).

Notes of interest for “No Tolerance/Unlimited”: No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of the disclosure (disclosed in good faith),

•	Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.
•	As noted above, Wipro Opus will review the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, Wipro Opus will consider the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:
1.	The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium; a finding will be added that the LE was not issued in good faith.

2.	The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.

•	Review for documentation itemizing fees from the Binding LE to determine unrounded amounts of fees to use for performing tolerance testing only if a tolerance violation occurs. If no fee itemization is found, tolerance testing will be performed based on the information in the disclosures and a tolerance violation will be noted if applicable. Utilize fee information from closing instructions or a vendor compliance report, if the file contains the referenced support documentation.

Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC.

•	For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.
•	For loans with an Interim LE, the following procedures will be applied:
○	Review of each Interim LE and fees and charges on the CD are tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases
•	In cases where an Interim LE is issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that

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was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.

Closing disclosure (″CD″)

•	Wipro Opus will conduct a general CD review and verify the following:
•	Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this is not a requirement, marking the Closing Disclosure as Final will ensure a timely review.
•	That the correct form is used and all sections of the CD are completed (no blanks or incomplete sections).
•	Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement is based on lender guidelines
•	If the CD does not contain a signature line for the consumer’s signature, Wipro Opus will look for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, WIPRO OPUS highly recommends that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.
•	If a subsequent CD is issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than 1/8 or ¼ of one percent on regular or irregular transactions, as the case may be for accuracy. Consultant will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD has been received by borrower by consummation. APR reductions beyond these tolerances require the additional 3 day waiting period unless the overstated APR was based on an overestimated finance charge.
•	On the interim and final pre-close CDs the following checks and limitations apply:
•	Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.
•	Closing, Transaction and Loan Information sections have been completed with accurate information.
•	Loan terms sections are completed.
○	Wipro Opus will verify loan term, purpose, and product descriptions follow the prescribed format.
○	Wipro Opus will verify all applicants applying for credit, as disclosed on the application, are listed on the LE

“Can this amount increase after closing?” and “Does the loan have these features” sections are completed accurately.

•	Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.
•	Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.
•	Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For) is completed properly.
•	Calculating Cash to Close table completed accurately.
•	Summaries of Transaction section completed accurately
•	Loan Disclosures section complete:
○	CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).
○	Late Payment completed properly (terms disclosed and accurate per note).
○	Escrow Amount section completed properly (only one box selected and amounts disclosed).
▪	Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a 1 year period after consummation (1026.38)(I)(7)(i)(A)(1).
▪	Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client. (1026.38)(I)(7)(i)(B)(1)
•	If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed accurately.
•	If ARM or Step, is Adjustable Interest Rate (″AIR″) Table disclosed accurately.
•	Loan Calculations section complete and accurate.
○	Total of Payments is accurate per 1026.38(o)(1).
▪	Include fees in section A, B, and C that are paid by the borrower as well as the seller or other if those fees are customarily paid by the borrower.

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○	Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.
○	Total Interest Percentage (TIP) accurate with proper rounding.
▪	Other Disclosures section complete with at least one choice selected as applicable.
▪	Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.
▪	Contact Information section is complete with information from each party of the transaction provided as applicable.
▪	Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

TRID Method of Receipt Of LE And CD

Determine the method of receipt of the revised LE and CD and perform a compliance test with timing requirements. For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:

•	In Person: borrower signature date is used.
•	Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.
•	Electronic* - With Receipt Confirmation in File, date of receipt confirmation is used.
•	Electronic* - Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.
•	Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.

Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

*NOTE: If disclosures are sent electronically, a finding will be cited if there is no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

Other Recommended TRID Compliance Tests

Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:

•	Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.
•	Use of TRID forms on loans not covered by TRID: a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).
•	Your Home Loan Toolkit: a finding will be cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.
•	Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly, generally use the notary date. If there are multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.
•	Post-Consummation Disclosures: TRID review scope will not include testing for compliance with the following post-

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consummation disclosures under TRID:

(a) Escrow Closing Notice; and

(b) Mortgage servicing transfer and partial payment notices.

Subsequent Changes After Consummation

The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through (v) are acceptable for changes and corrections to the Final CD after consummation.

1026.19(f)(2)(iii) – Changes due to events occurring after consummation.

•	If within 30 days of consummation, an event in connection with the settlement of the transaction occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.

1026.19(f)(2)(iv) – Changes due to clerical errors.

•	Non-numeric clerical errors, for the purpose of this scope document are any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:
○	Corrections to the closing information section.
○	Corrections to the transaction information section.
○	Corrections to loan id # or MIC #.
○	Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
○	Corrections to the fee labels and/or order of fees.
○	Corrections to the location of the fee(s).
○	Corrections to missing cure language.
○	Corrections to the “Did This Change” section of Calculating Cash to Close.
○	Corrections to the Loan Disclosures section
○	Corrections to non-numeric items in the Escrow Account section.
○	Corrections to the Other Disclosures section.
○	Corrections to the Contact Information section.
•	1026.19(f)(2)(v) – Refunds related to the good faith analysis.
○	Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

A post-consummation CD is understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

Errors on LE’s and Interim CD’s and numeric errors on final CD’s do not have prescribed cures as per the regulation and therefore will not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:

•	Servicing Transfer Disclosure (for applications prior to 10/03/2015):

○	Confirm the presence of the Servicing Transfer Disclosure form in file

○	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”

•	Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):

○	Confirm the presence of the Home Loan Tool Kit is in file for covered loans.

○	Confirm the Home Loan Tool Kit is provided within three general business days of application

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•	Affiliated Business Disclosure

○	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements

○	Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)

○	Confirm the Affiliated Business Disclosure is executed.

•	Initial Escrow Disclosure Statement

○	Confirm the presence of the Initial Escrow Disclosure Statement in file

○	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

Equal Credit Opportunity Act (Regulation B)

•	Confirm the lender has provided the borrower a disclosure of the right to receive a copy of appraisals within three (3) business days of application. This disclosure requirement may be met by disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).
•	Confirm that the lender has provided (delivered) copies of appraisals and all other written valuations (as disclosed to the borrower on the HUD-1 and/or contained in the Mortgage Loan File) to the borrower at least three (3) business days prior to consummation Wipro Opus uses the following test: Was appraisal/valuation documentation processed at least 6 days prior to account opening/ consummation date (3 day rule plus 3 days mailing time)?
•	For a borrower that has waived the 3-business day disclosure requirement, confirm that the borrower has either (1) signed the waiver at least three (3) business days prior to consummation or (2) has signed an acknowledgment that the waiver occurred at least three (3) business days prior to consummation. Additionally, confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

Fair Credit Report Act (Regulation V)

•	Confirm that the lender has provided the borrower the risk-based pricing notice (as required by 12 CFR § 1022.73) or credit score disclosure (as required by 12 CFR § 1022.74(d)), as applicable; (a) If the lender has provided the risk-based pricing notice, confirm the disclosure was provided before consummation, but not earlier than the approval decision was communicated to the consumer; and (b) If the lender has provided the credit score disclosure, confirm the disclosure was provided before consummation.
•	Confirm that the lender has provided a copy of the disclosure of credit score and the Notice to Home Loan Applicant (as required by 15 U.S.C. § 1681g) before consummation.

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4.	High-Cost, State & Local Anti-Predatory Regulations

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW.

•	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.

•	California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.

•	California Higher-Priced Mortgage Loan Statute, Cal. Fin. Code §4995 et seq.

•	Colorado Consumer Equity Protection Act, Colo, Rev. Stat. § 5-3.5-101 et seq..

•	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a- 746 et seq., as amended from time to time.

•	Connecticut Nonprime Home Loans Statute, Conn. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949).

•	District of Columbia Home Loan Protection Act, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg § 2000.1 et seq.

•	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq. (for loans closed before July 1, 2014).

•	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53).

•	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.

•	Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code §345.10 et seq.

•	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003) codified at 815, ILCS §§ 137/5 et seq., and as amended by SB 1692 (2012), effective January 10, 2014.

•	Illinois Predatory Lending Database Program, Public Act 95-0691 (SB 1167).

•	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.

•	Cook County, Illinois, Anti-Predatory Lending Ordinance, Cook County Code of Ordinances § 34-341.

•	Cook County, Illinois, Anti-Predatory Lending Pilot Program, Illinois House Bill 4050 (2005).

•	Indiana Home Loan Practices Act, as amended by HB 1179 (2005), Ind. Code §24-9-1 et seq.

•	Section 16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. §16a.101 et seq.

•	Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq.

•	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages (for loans closed prior to September 27, 2011), Me. Rev. Stat. Ann. Tit. 9-A, §§ 8-103(1); 8-206(8);8-206A, as amended by Legislative Documents 1869 (2007), 2125 (2008) and 1439 (2009).

•	Maine Consumer Credit Code - Truth-in-Lending, (for loans closed on or after September 27, 2011), Me. Rev. Stat. Ann. tit. 9-A, §§ 8-501 et seq., as amended from time to time.

•	Maryland Commercial Law, Md. Code Ann., Com. Law §§ 12-124.1; 12-127; 12- 409.1; 12-1029.

•	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the Maryland Mortgage Lender Law, Md. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; Md. Code Regs. §§ 09.03.06.01 et seq.

•	Massachusetts High-Cost Mortgage Regulations, 209 CMR Parts 32 and 40, as amended from time to time.

•	Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183C, §§ 1 et seq.

•	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.

•	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR §800 (15-17).

•	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 CMR §§ 32.00 et.seq., as amended from time

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to time.

•	Massachusetts Subprime ARMs to First Time Homebuyers, M.G.L. Chapter 184, §17B.5.

•	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.

•	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et seq. (S.F. 2988 (2002)), as amended by House File 1004 (2007) and Senate File 988 (2007).

•	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat § 45-702 et seq.

•	Nevada Anti-Predatory Lending Law, Assembly Bill No. 284 (2003) and Amended by Assembly Bill No. 440 (2007), codified as NRS § 598D.010 et seq.

•	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq., as amended from time to time.

•	New Mexico Home Loan Protection Act, Senate Bill 449 (Regular Session 2003), codified at NM Rev. Stat. § 58-21A-1 et seq. and as amended from time to time.

•	New York High-Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).

•	New York High-Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as codified in NY Bank. Law § 6-l, and as implemented by 3 NYCCR Part 41 as amended from time to time.

•	New York Subprime Home Loans Statute, NY Bank. Law § 6-m.

•	North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24- 10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a), as amended from time to time.

•	Ohio Anti-Predatory Lending Statute, HB 386 as amended by Senate Bill 185 (2006), and as codified in various sections of the Ohio Code.

•	Ohio Consumer Sales Practices Act, Ohio Rev. Code Ann. § 1345.01, as implemented by Ohio Admin. Rules § 109 4-3-01 et seq.

•	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003 (PSH), Mun. Code §§ 757.01 et seq.

•	Summit County, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 2004- 618, Muni. Code §§ 201.01 et seq.

•	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003), as codified in various sections of Title 14A of the Oklahoma Consumer Credit Code.

•	Oklahoma Higher-Priced Mortgage Loans Law, Okla. Admin. Code §§ 160:45-9- 1 et seq.

•	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.

•	Rhode Island Home Loan Protection Act, R.I. Gen. L. 34-25.1-2 et seq, as implemented by Emergency Banking Regulation 3 (2006) and Final Banking Regulation 3 (2007) and amended by Senate Bill 371 (2007).

•	City of Providence, Rhode Island, Anti-Predatory Lending Ordinance, Chapter 2006-33, Ordinance No. 245.

•	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.

•	Tennessee Home Loan Protection Act, Tenn. H.R. 3597 (2006), as codified at Tenn. Code Ann. §§ 45-20-101 et seq.

•	Texas High-Cost Home Loan Statute, Tx. Fin. Code Ann. § 343.201 et seq.

•	Section 50(a)(6), Article XVI of the Texas Constitution

•	Section 50(f)(2), Article XVI of the Texas Constitution

•	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61-2c-102 et seq.

•	Utah High-Cost Home Loan Act, Utah Code § 61-2d-101 et seq.

•	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.

•	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-

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422; 6.1-428.

•	Virginia Mortgage Lender and Broker Act (for loans originated on or after July 1, 2003 to September 30, 2010, as amended), Va. Code Ann. §§ 6.1-411, 6.1-422.1, 6.1-425.1 and 6.1-425.2.

•	Virginia Mortgage Lender and Broker Act (for loans originated on or after October 1, 2010), Va. Code Ann. §§ 6.2-1600 et seq., as amended from time to time.

•	Virginia Senate Bill 797 (2008), effective July 1, 2008 (uncodified).

•	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17 et seq.

•	Wisconsin Responsible High-Cost Mortgage Lending Act, Wis. Stat. § 428.202, as implemented by Wis. Admin. Code DFI-Bkg 46.01 et seq.

5.         Flood Insurance Testing

National Flood Insurance Program (NFIP)

Each mortgage loan will be reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

Homeowner’s Flood Affordability Act (HFIAA)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016.

Frequency – Payable with same frequency as payments designated for the loans Exceptions

•	Loan is an extension of credit primarily for business, commercial or agricultural purposes

•	Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance

•	Flood Insurance coverage for the residential real estate is provided by a policy that

a.	Meets requirements

b.	Provided by a condominium association, cooperative or other applicable group and

c.	The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

6.         Misrepresentation and Third-Party Review

Validate that fraud reports and independent third-party property valuations reports are in the file. The review will consist of the following:

1) Misrepresentation Review and Valuation Review

Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation. The Misrepresentation may include the following:

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•	Signatures: Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.
•	Alerts: Assess credit report alerts for accuracy and potential issues.
•	Social Security Numbers: Compare SSN(s) across all file documents.
•	Document Integrity: Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.
•	Data Consistency: Review the documents contained in the loan file for consistency of data.
•	Third Party Fraud Tools: To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed.

Independent Third-Party Values

Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance and apply the appropriate rating agency grade after reviewing the required valuation products. i) Consultant will perform the following steps.

•	Property is complete
•	Value is based on as-is condition or provides satisfactory completion of all material conditions including inspections, licenses, and certifications (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.
•	Property is described in average or better condition
•	No apparent appraiser independence violation statements
•	Appraisal addresses any adverse comments
•	Appraisal is completed on appropriate GSE Forms
•	Appraisal contains required attachments.
•	Appraiser was appropriately licensed at the time the appraisal was signed

If the valuation vendor des not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.

Value Review Disclaimer

•	The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.
•	Wipro Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
•	Wipro Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.
•	Wipro Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore Wipro Opus will not have and communications with or responsibility to any individual concerning property valuations.

Properties in FEMA declared disaster zones.

If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure:

•	No apparent damage to the property
•	Property appears to be occupied

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7.         Data Compare

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance

•	Appraised Value

•	CLTV

•	DTI

•	FICO

•	Interest Only

•	Interest Rate

•	Loan Term

•	Loan Purpose

•	LTV

•	Occupancy

•	Original Balance

•	Property Address

•	Property City

•	Property State

•	Property Type

•	Sales Price

•	Second Mortgage Lien Amount

•	Self Employed

•	Units

•	Zip Code

•	Loan Type

•	QM Status

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8.         Rating Agency Grading Criteria

Fitch Ratings Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Fitch in their current industry publications as updated from time to time.

Moody’s Investor Services Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Moody’s in their current industry publications as updated from time to time.

Kroll Bond Rating Agency LLC Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Kroll in their current industry publications as updated from time to time.

S&P Global Ratings Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Standard & Poor’s in their current industry publications and updated from time to time.

DBRS Morningstar Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by DBRS in their current industry publications and updated from time to time.

9.         Wipro Opus Grading Criteria

1) Wipro Opus Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The following grading is not intended for securitization reviews and Wipro Opus will not issue a Rating Agency Narrative, Reliance or Form ABS Due Diligence 15E if Client elects to utilize the following grading criteria. The methodology for the application of grading is defined by Wipro Opus and updated from time to time shall be determined as follows:

Wipro Opus Credit Grades

•	Level 1 Credit Grade Definition: Loan was originated in accordance with the mortgage loan originator underwriting guidelines without exception.
•	Level 2 Credit Grade Definition: Loan was originated in substantial compliance with the originator's underwriting guidelines and there are sufficient compensating factors for any exceptions.
•	Level 3 Credit Grade Definition: Loan was not originated in substantial compliance with the originator's underwriting guidelines and there are insufficient compensating factors for the exceptions or is missing material documentation.

Wipro Opus Property Grades

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•	Level 1 Property Grade Definition: Property value appears to be within 10% of original appraised amount and there are no material deficiencies in the appraisal process.
•	Level 2 Property Grade Definition: Property value appears to be within 10% of original appraised amount, but minor issues in the appraisal process were identified.
•	Level 3 Property Grade Definition: Property value does not appear to fall within 10% of the original appraised value and/or material deficiencies exist with respect to the appraisal process or the file is missing material documentation.

Wipro Opus Compliance Grades

•	Level 1 Compliance Grade Definition: Loan complies with all applicable laws and regulations reviewed under the applicable scope of work.
•	Level 2 Compliance Grade Definition: There are minor issues regarding legal and/or regulatory compliance but such issues do not represent risks to the enforceability of the borrower's obligation under the loan documents and will not result in assignee liability to the investor.
•	Level 3 Compliance Grade Definition: Loan is not in compliance with laws and regulations reviewed under the applicable scope of work or the loan is missing material documentation.

10.       REDACTED INFORMATION

•	Borrower Name

•	Co-Borrower Name

•	SSNs

•	Property Address, City, County, MSA, Zip

•	Mailing Address

•	Account Number, including Originator and Servicer Loan Number

•	Origination Date

•	Names of Borrowers or any other Individuals

•	Company and Entity Names

•	Financial Institution Names

•	Job Position Titles

•	Any Address

•	Any Location Information (other than state), including City, County, MSA and Zip

•	Account Numbers of any type

•	Insurance Claim Numbers

•	Insurance Policy Numbers

•	Foreclosure Action dates and Case Numbers

•	Bankruptcy Action dates and Case Numbers

•	Any reference that would allow the identification of the location of a property (e.g. neighborhood, body of water, schools, major highways)

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11.       SAMPLE FORM 15-E

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM ABS DUE DILIGENCE 15-E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Pursuant 17 CFR 240.17g-10, this Form must be used by a person providing third-party due diligence services in connection with an asset-back security to comply with Section 15E(s)(4)(B) of the Securities Exchange Act of 1934 (15 U.S.C. 78o7(s)(4)(B)). Section 15E(s)(4)(B) of the Securities Exchange Act of 1934 requires a person providing the due diligence services to provide a written certification to any nationally recognized statistical rating organization that produces a credit rating to which such due diligence services relate.

Item 1 – Identity of the person providing third-party due diligence services

Wipro Opus Risk Solutions, LLC

300 Tri-State International

Suite 320

Lincolnshire, IL 60069

Item 2 – Identity of the person who paid the person to provide due diligence services

Issuer Name	Issuer Address

Name of Issuer	Address of Issuer

Underwriter Name	Underwriter Address

Name of UW	Address of UW

NRSRO Name	NRSRO Address

Name of NRSRO	Address of NRSRO

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Item 3 – The manner and scope of the due diligence provided by the third party is intended to satisfy the published criteria for due diligence for each NRSRO listed in following table.

NRSRO	Date of published criteria

The scope of the review was limited to compliance, data integrity, servicing comments, and the payment string. The servicing comments and payment string review was from the period starting on DD/MM/YYYY and ending DD/MM/YYY.

Item 4 - Description of the due diligence services

Provide a description of the scope and manner of the due diligence services performed in connection with the review of assets that is sufficiently detailed to provide an understanding of the steps taken in performing the review. Include in the description: (1) the type of assets that were reviewed; (2) the sample size of the assets reviewed; (3) how the sample size was determined and, if applicable computed; (4) whether the accuracy of information or data about the assets provided, directly or indirectly, by the securitizer or originator of the assets was reviewed and, if so, how the review was conducted; (5) whether the organization of the assets conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements was reviewed and, if so, how the review as conducted; (6) whether the value of collateral securing such assets was reviewed and, if so, how the review was conducted; (7) whether the compliance of the originator of the assets with federal, state and local laws and regulations was reviewed and, if so, how the review was conducted; and (8) any other type of review that was part of the due diligence services conducted by the person executing this Form. This description should be attached to the Form and contain the heading “Item 4.” Provide this description regardless of whether the due diligence performed is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization.

Item 5 – Summary of findings and conclusions of review

Provide a summary of the findings and conclusion that resulted from the due diligence services that is sufficiently detailed to provide an understanding of the findings and conclusions that were conveyed to the person identified in item 2. This should be attached to the Form and contain the heading “Item 5”.

Exhibit B

•        DSCR Loan Review

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client (the “Underwriting Guidelines”) are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review guidelines will consist of the following:

Borrower Underwriting:

•	Borrower Liquidity: Review and confirm borrower’s liquidity position adheres to Underwriting Guidelines.
•	Credit / Background Check: Review and confirm each guarantor and/or owner of the borrowing entity requirements meet Underwriting Guidelines, including OFAC.
•	Property management questionnaire: Review the questionnaire to confirm management experience meets Underwriting Guidelines.
•	Borrowing Entity: Confirm the entity is in good standing and duly formed (if applicable documents are in the file). Verify the individual signing on behalf of the organization has the authority to bind the entity (if applicable documents are in the file).

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•	Loan-to-Value (LTV)/Loan-to-Cost (LTC) Limits: Confirm the LTV/LTC meets Underwriting Guidelines per Underwriting Guidelines.
•	Permitted Loan Terms: Confirm the loan terms are eligible per the Underwriting Guidelines.
•	Property Requirements and Market Requirements: Confirm the loan Property and Market Requirements are eligible per the Underwriting Guidelines.
•	DSCR—ensure components of Debt Service Coverage Ratio are identified correctly: Recalculation of DSCR

Title Insurance Requirements are met per Guidelines only as follows

Confirm Loss payee language must be present and required insurance policies and coverage amounts meet the Underwriting Guidelines.

•	Condominium Eligibility: Confirm Condo Master Policy is present and meets the Underwriting Guidelines
•	Property Insurance: Confirm each mortgaged property has a policy in place and proper coverage amount in adherence to the Underwriting Guidelines.
•	Preliminary/Commitment Title: Review and confirm first lien holder position, validate no loan file discrepancies, delinquent taxes, and/or additional liens at time of consummation.

Credit Document Check

•	Loan Application: Verify the presence and completeness of both the initial and final loan applications.
•	Credit Report: Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.
•	Housing Payment History: In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.
•	Letters of Explanation: When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
•	Gift Letters: When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
•	Income Documentation: Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.
•	Asset Documentation: Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.
•	Property Valuation Tools: Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.
•	Proof of Insurance: Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

Compliance

•	No compliance testing for the DSCR review.

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there was one obligor with multiple loans in the pool.

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Pool Details

Loan Type		
Type	Count	% of Pool
Non-Conforming	29	100.00%
Conforming-GSE Eligible	0	0.00%
Total	29	100.00%

Product Type		
Type	Count	% of Pool
Fixed	29	100.00%
ARM	0	0.00%
Total	29	100.00%

Interest Rate		
Type	Count	% of Pool
4.000 - 4.499	0	0.00%
4.500 - 4.999	0	0.00%
5.000 - 5.499	0	0.00%
5.500 - 5.999	1	3.45%
6.000 - 6.499	10	34.48%
6.500 - 6.999	9	31.03%
7.000 - 7.499	7	24.14%
7.500 - 7.999	1	3.45%
8.000 - 8.499+	1	3.45%
Total	29	100.00%

Occupancy		
Type	Count	% of Pool
Primary Residence	9	31.03%
Second Home	1	3.45%
Investment Property	19	65.52%
Total	29	100.00%

Purpose		
Type	Count	% of Pool
Cash out Refi	10	34.48%
Purchase	17	58.62%
Rate / Term Refi	2	6.90%
Total	29	100.00%

Property Type		
Type	Count	% of Pool
Single Family Detached	11	37.93%
Co-op	0	0.00%
Condo, Low Rise	3	10.34%
Condo, High Rise	1	3.45%
PUD	6	20.69%
1 Family Attached	0	0.00%
2 Family	5	17.24%
3 Family	2	6.90%
4 Family	1	3.45%
Total	29	100.00%

DTI		
Type	Count	% of Pool
0.00-20.00	19	65.52%
20.01-30.00	3	10.34%
30.01-40.00	5	17.24%
40.01-43.00	0	0.00%
43.01-50.00	2	6.90%
Total	29	100.00%

LTV		
Type	Count	% of Pool
0.00-30.00	0	0.00%
30.01-40.00	1	3.45%
40.01-50.00	1	3.45%
50.01-60.00	4	13.79%
60.01-70.00	8	27.59%
70.01-80.00	12	41.38%
80.01-90.00	3	10.34%
Total	29	100.00%

QM Type		
Type	Count	% of Pool
Non-QM/Compliant	10	34.48%
QM/Agency Safe Harbor	0	0.00%
QM/HPML	0	0.00%
Not Covered/Exempt	19	65.52%
Total	29	100.00%

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Tape Discrepancies

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Loan Grading Definitions

Credit

S&P	Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moodys	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

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Property Valuation

Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C	Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

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Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated June 15, 2022.

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Kroll Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	6	0	0	0
B	0	7	0	0
C	1	2	0	0
D	5	8	0	0

Kroll Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	10	0	0	0
B	0	8	0	0
C	1	0	0	0
D	9	1	0	0

Kroll Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	14	0	0	0
B	0	8	0	0
C	0	1	0	0
D	5	1	0	0

Kroll Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	27	0	0	0
B	0	0	0	0
C	2	0	0	0
D	0	0	0	0

S&P Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	6	0	0	0
B	0	7	0	0
C	1	2	0	0
D	5	8	0	0

S&P Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	10	0	0	0
B	0	8	0	0
C	1	0	0	0
D	9	1	0	0

S&P Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	14	0	0	0
B	0	8	0	0
C	0	1	0	0
D	5	1	0	0

S&P Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	27	0	0	0
B	0	0	0	0
C	2	0	0	0
D	0	0	0	0

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Moody's Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	6	0	0	0
B	0	7	0	0
C	1	2	0	0
D	5	8	0	0

Moody's Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	10	0	0	0
B	0	8	0	0
C	1	0	0	0
D	9	1	0	0

Moody's Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	14	0	0	0
B	0	8	0	0
C	0	1	0	0
D	5	1	0	0

Moody's Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	27	0	0	0
B	0	0	0	0
C	2	0	0	0
D	0	0	0	0

DBRS Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	6	0	0	0
B	0	7	0	0
C	1	2	0	0
D	5	8	0	0

DBRS Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	10	0	0	0
B	0	8	0	0
C	1	0	0	0
D	9	1	0	0

DBRS Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	14	0	0	0
B	0	8	0	0
C	0	1	0	0
D	5	1	0	0

DBRS Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	27	0	0	0
B	0	0	0	0
C	2	0	0	0
D	0	0	0	0

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Loans Reviewed (29 Loans)

Loan Number
9028027085
9028027081
9028027082
9028027078
9028027096
9028027080
9028026819
9028027626
9028026916
9028026960
9028027089
9028027240
9028027357
9028026822
9028026912
9028027610
9028026699
9028026684
9028026686
9028026869
9028026963
9028026904
9028026716
9028026874
9028026918
9028026965
9028026958
9028026909
9028026910

If you have any questions, please contact Greer Allgood at Greer.Allgood@wipro.com

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